SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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FREEDOM FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FREEDOM FINANCIAL GROUP, INC.
3058 East Elm Street
Springfield, Missouri  65802

Dear Stockholders:

We are pleased to enclose your Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders of Freedom Financial Group, Inc. (the “Company”) to be held at 9:00 a.m. (Central Time) May 18, 2009, at the University Plaza Hotel, 333 S. John Q. Hammons Parkway, Springfield, Missouri, 65806.  The Company’s Annual Report for the fiscal year ended December 31, 2008 is also enclosed with these materials.

The Annual Meeting is being held for the following purposes:

(1) To elect two Class II directors for a term of three years;

(2) To ratify the appointment of Weaver and Martin, LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009;

(3) To consider such other business as may properly come before the meeting.

The Board of Directors hopes that you will be able to attend the Annual Meeting.  We look forward to meeting each of you and discussing with you the events that occurred during the Company’s past fiscal year and its current prospects.  If you are unable to attend in person or to otherwise be represented, we urge you to vote by signing the enclosed Proxy Card and mailing it to the Company in the accompanying stamped envelope at your earliest convenience.  Please be sure to sign it exactly as the name or names appear on the Proxy.  If you prefer, you may also vote your shares by internet or by telephone by following the instructions on your Proxy Card.  We urge you to read the enclosed Proxy Statement, which contains information relevant to the actions to be taken at the Annual Meeting.

Pursuant to new rules promulgated by the Securities and Exchange Commission, we have elected to provide access to the Company’s proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of the proxy materials on the Internet. This proxy statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including financial statements, are available on the Internet at http://ffgrp.net/investors.htm.

Sincerely yours,

/s/ Vernon S. Schweigert
Vernon S. Schweigert
Chairman of the Board of Directors
Date: March 27, 2009

Enclosures

FREEDOM FINANCIAL GROUP, INC.
Notice of Annual Meeting of Stockholders
To be Held May 18, 2009

Notice is hereby given that the Annual Meeting of Stockholders of Freedom Financial Group, Inc. (the “Company”) will be held May 18, 2009, at 9:00 a.m. (Central Time) at the University Plaza Hotel, 333 S. John Q. Hammons Parkway, Springfield, Missouri, 65806, for the following purposes:

(1) To elect two Class II directors for a term of three years;

(2) To ratify the appointment of Weaver and Martin, LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009;

(3) To consider such other business as may properly come before the meeting.

The Board of Directors has fixed March 23, 2009, as the record date for the determination of Stockholders entitled to vote at the Annual Meeting and at any adjournments or postponements thereof.  Only Stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.  A list of Stockholders entitled to vote at the Annual Meeting will be available at the meeting and at our offices during ordinary business hours for ten days prior to the meeting.

Dated: March 27, 2009	By Order of the Board of Directors,

/s/ Thomas M. Holgate
Thomas M. Holgate
Vice President
Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 18, 2009: This proxy statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including financial statements, are available on the Internet at http://ffgrp.net/investors.htm. Under new rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

YOUR VOTE IS IMPORTANT.  IF YOU ARE A STOCKHOLDER OF RECORD YOU CAN VOTE YOUR SHARES BY INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD.  IF YOU WISH TO VOTE BY MAIL, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

FREEDOM FINANCIAL GROUP, INC.
3058 East Elm Street
Springfield, Missouri  65802

Proxy Statement for Annual Meeting of Stockholders

INTRODUCTION

The Board of Directors of Freedom Financial Group, Inc. (the “Company”), whose executive offices are located at 3058 East Elm Street, Springfield, Missouri  65802, hereby solicits your Proxy in the form enclosed for use at the Annual Meeting of Stockholders to be held May 18, 2009, at 9:00 a.m. (Central Time) at the University Plaza Hotel, 333 S. John Q. Hammons Parkway, Springfield, Missouri, 65806, or at any postponement or adjournment thereof (“Annual Meeting”).  The expense of soliciting your Proxy will be borne by the Company.  The approximate day on which this Proxy Statement and the accompanying form of Proxy will be first mailed or given to Stockholders is March 27, 2009.

At the Annual Meeting, Stockholders will be asked to vote upon the following proposals:

(1) To elect two Class II directors for a term of three years;

(2) To ratify the appointment of Weaver and Martin, LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009;

(3) To consider such other business as may properly come before the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 18, 2009: This proxy statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including financial statements, are available on the Internet at http://ffgrp.net/investors.htm. Under new rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

 VOTING AND REVOCATION OF PROXY

A form of Proxy is enclosed.  If properly executed and received in time for voting, and not revoked, the enclosed Proxy will be voted as indicated in accordance with the directions thereon.  If no directions to the contrary are indicated on the Proxy, the person named in the enclosed Proxy will vote all shares FOR each of the proposals.

Sending in a signed Proxy will not affect a Stockholder’s right to attend the Annual Meeting, nor will it preclude a Stockholder from voting in person because the Proxy is revocable at any time prior to the voting of such Proxy.  However, mere attendance at the Annual Meeting without voting will not revoke a proxy.  Any Stockholder giving a Proxy has the power to revoke it by giving written notice to the Secretary of the Company at any time before the Proxy is exercised, including by filing a later-dated Proxy with the Secretary or by appearing in person at the Annual Meeting and making a written demand to vote in person.

SOLICITATION OF PROXY

The expense of Proxy solicitation will be borne by the Company.  In addition to solicitation by mail, proxies may be solicited in person or by telephone, or by directors, officers or employees of the Company without additional compensation.
Upon request by record holders of stock who are brokers, dealers, banks, or voting trustees, or their nominees, the Company is required to pay the reasonable expenses incurred by such record holders for mailing proxy materials and annual reports to any beneficial owners of stock.

RECORD DATE; VOTING RIGHTS

The Company had 20,462,543 shares of common stock outstanding at the close of business on March 23, 2009 (the “Record Date”).  Only Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

The presence, in person or by Proxy, of holders representing thirty-five percent (35%) of the voting power of all the shares of common stock then outstanding that are entitled to vote at the Annual Meeting constitutes a quorum of the Company’s Stockholders.  Each share of common stock outstanding is entitled to one vote on each Proposal that may be brought before the Annual Meeting.  Votes withheld from director-nominees, abstentions, and broker-non-votes will be counted in determining whether a quorum has been reached.

With respect to Proposal 1, the Directors will be elected by a plurality of the votes cast in person or represented by a Proxy at the Annual Meeting, without cumulative voting.  With respect to Proposal 2 the affirmative vote of a majority of the shares present in person or represented by Proxy at the Annual Meeting will be required for the Proposal to pass.

Under Delaware law, the act of “voting” does not include either recording the fact of abstention or failing to vote for a candidate or for approval or disapproval of a proposal, whether the person entitled to vote characterizes his or her or its act as voting.  In other words, only those Stockholders who indicate an affirmative or negative decision on a matter are treated as voting, so that ordinarily abstention or a mere absence or failure to vote is not equivalent to a negative decision.

A broker-non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.  Broker-non-votes, if any, will not be counted in the calculation of the majority of votes cast and will not have an effect on the outcome of the vote on a matter.

The Company is not currently aware of any matters that will be brought before the Annual Meeting that are not described in the enclosed Notice of Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership as of the Record Date of common stock by (a) each person known by the Company to be the beneficial owner of more than 5% of its outstanding voting securities, (b) the Company’s directors and executive officers, individually, and (c) the Company’s directors and executive officers as a group.  Note: The number of securities “beneficially owned” by an individual are determined in accordance with the meaning of “beneficial ownership” set forth in Item 403 of Regulation S-K of the Securities and Exchange Commission.

Name, Position, and Address of Beneficial Owner (1)	Shares of Common Stock	Percent of Class
Jerald L. Fenstermaker Director, President and CEO	1,594,583	7.8%
Thomas M. Holgate Vice President and Secretary	235,000	1.1%
J. Kevin Maxwell CFO and Treasurer	200,000	1.0%
Troy A. Compton Director	32,686	0.2%
Robert T. Chancellor Director	13,892	0.1%
Vernon S. Schweigert Director and Chairman of the Board	10,000	*
Stephen J. Gore Director	10,000	*

Directors and Officers as a Group	2,096,161	10.2%

*less than 0.1%

(1)	The address for each of the executive officers and directors of the Company is 3058 East Elm Street, Springfield, Missouri 65802

PROPOSAL ONE
ELECTION OF DIRECTORS

The Bylaws of the Company provide that the Board of Directors shall consist of not less than three nor more than seven directors, and that the number of directors to be elected, subject to the foregoing limits, shall be determined from time to time by the Board of Directors. On March 19, 2009, the Board of Directors voted to increase the size of the Board from five directors to six directors, with the additional director designated as a Class II director. At the same time the Board elected David A. Ledesma to fill the new directorship, to serve until the expiration of the current term for Class II directors and until the election and qualification of his successor.  Mr. Ledesma immediately was qualified, accepted, and began serving as a director.  After such actions, the Board of Directors consists of six members, divided into three classes with staggered terms: Class I (two directors), Class II (two directors), and Class III (two directors).  Each year one class of directors is to be elected to serve a three-year term.  The following table sets forth the name, age and position of each person who currently serves as a director or is a nominee for director of the Company:

Name	Age	Director Class	Position with Company	Elected / Appointed to Board	Board Term Expires
David A. Ledesma (Nominee for Director)	41	II	Director	2009	2009
Jerald L. Fenstermaker (Nominee for Director)	66	II	Director, President and Chief Executive Officer	2003	2009
Stephen J. Gore	61	I	Director	2008	2011
Vernon S. Schweigert	70	I	Director and Chairman of the Board	2008	2011
Robert T. Chancellor	73	III	Director	2007	2010
Troy A. Compton	78	III	Director	2007	2010

David A. Ledesma. As described above, Mr. Ledesma was first elected as a director of the Company on March 19, 2009. Mr. Ledesma currently is the Vice President of Finance for FASCO, a global manufacturer of fractional horsepower motors, blowers and gearmotors headquartered in Springfield, Missouri.  Mr. Ledesma joined FASCO in 2006 after serving as a Division Controller for the European Safety Systems of TRW Automotive based in Madrid, Spain.  Prior to that, Mr. Ledesma spent 6 years of his career in Mexico and partly in Brazil working as a group controller for TRW Automotive and ArvinMeritor, a spinoff of Rockwell International.  He has held various corporate and financial management positions in the automotive industry based in the U.S., and also served as a tax associate at Deloitte & Touche in Detroit, Michigan.  Mr. Ledesma received a B.A. in Accounting from Walsh College, an M.B.A. from Central Michigan University, and is a licensed Certified Public Accountant.

Jerald L. Fenstermaker.  Mr. Fenstermaker has served as President and Chief Executive Officer of the Company since he was appointed as such during the bankruptcy proceedings of the Company’s predecessor (Stevens Financial Group, Inc.) in 2001.  He also served the Company as Chairman of the Board of Directors from December 19, 2002 through December 19, 2006.  From 1970 to 1981, Mr. Fenstermaker was employed by Citibank, NA in various management roles including Vice President-Controller, Vice President-Senior Field Officer in Panama and Vice President-Area Corporate Officer in San Juan, Puerto Rico.  From 1981 to 1985, he served as President and Chief Executive Officer for Albuquerque, New Mexico-based American Federal Savings and Loan.  From 1985 to 1991, Mr. Fenstermaker served as Executive Vice President and Chief Financial Officer of Citicorp Mortgage, Inc. in St. Louis, Missouri.  From 1991 to 1994, he was a Financial Consultant in Merrill Lynch & Co.’s Private Client Group.  From 1994 to 1998, he was employed as the Chief Operating Officer of Allsup, Inc., a national leader in the Medicare claims recovery business.  From 1999 to 2001, Mr. Fenstermaker served as Chief Financial Officer of Loansurfer.com LLC, a St. Louis-based Internet mortgage company. Mr. Fenstermaker holds a B.S. in business administration from Bowling Green State University and an MBA from Xavier University.

Stephen J. Gore.  Mr. Gore was elected a Director of the Company in 2005.  He has served as President and Chief Executive Officer of NewGen Solutions, LLC, a Springfield, Missouri-based management consulting firm specializing in executive management consulting and board advisory services, since founding the firm in November 2000.  In 1990, Mr. Gore co-founded DT Industries, Inc., a publicly-traded global manufacturer of capital goods equipment.  Mr. Gore served DTI as President and Chief Executive Officer from 1990 until 2000, overseeing sales of $500 million and 3,000 employees.  Mr. Gore also served as Senior Vice President and Chief Financial Officer of Harris-Adacom Corporation from 1988 to 1990 and as Vice President Finance, Chief Financial Officer and Director of TechAmerica Group, Inc. from 1980 to 1988.  Mr. Gore, a United States Air Force veteran, is a Certified Public Accountant, holds a BSBA in Accounting and a BS in Computer Science, both from Missouri Western State College (now Missouri Western State University), and received an MBA from the Executive Fellow Program at Rockhurst University.

Vernon S. Schweigert.  Mr. Schweigert has served the Company as a Director since December 2002 and as the Chairman of the Board of Directors since December 19, 2006.  In May 2001, Mr. Schweigert was appointed by the United States Bankruptcy Court for the District of Arizona to serve as Trustee of the bankruptcy estate of the Company’s predecessor, Stevens Financial Group, Inc., and served in that capacity, leading the reorganization under Chapter 11, until the case was closed by order of the bankruptcy court on December 13, 2004.  Mr. Schweigert has over twenty years experience as a consultant to the real estate development industry.  Mr. Schweigert has also served in various capacities, primarily as a trustee or consultant, to companies in or facing bankruptcy. In addition, Mr. Schweigert serves as Chief Restructuring Officer for Cardinal Communications, Inc., a public company that filed for bankruptcy in 2008.  Mr. Schweigert holds an undergraduate degree from Illinois State University and an MBA from Arizona State University.

Robert T. Chancellor.  Mr. Chancellor has served the Company as a Director since April 2003.  Mr. Chancellor retired from the U.S. Information Agency in 1988 after 26 years of service as a writer, editor, bureau chief and foreign correspondent.  Since his retirement, Mr. Chancellor has served in various capacities for a number of civic and charitable organizations in Springfield, Missouri.  In addition to serving on the Springfield City Council for five years, Mr. Chancellor served on the Mayor’s Commission for Human Rights and the Gillioz Theater Preservation Board, and served as the Chairman of the Sertoma Building Corporation.  Mr. Chancellor is a graduate of Southwest Missouri State University (now Missouri State University).

Troy A. Compton.  Mr. Compton has served the Company as a Director since April 2003.  Mr. Compton retired from Montgomery Ward & Company in 1984 after 27 years of service, primarily in management roles.  From 1984 until 1990, Mr. Compton served as Vice President of Finance and Administration of Central Bible College, and from 1990 to 1992 served as President of W-W Manufacturing Co., Inc. where he led a reorganization of the company.  From 2000 to 2002, Mr. Compton served as Treasurer and as a board member of Way2Bid, Inc.  Mr. Compton is currently a co-owner of Compton Tax Service, a largely seasonal income tax preparation service based in Springfield, Missouri.  Mr. Compton also served in a volunteer capacity as Treasurer of the Assemblies of God Credit Union, formerly known as the General Council Credit Union, from 1986 until 2003.  Mr. Compton served on the Board of Directors of W W Capital Corporation, a publicly-traded manufacturer of livestock handling equipment, from 1987 to 2002.

Director Independence

All of the above-named directors and nominees, with the exception of Mr. Fenstermaker due to his position as President and Chief Executive Officer of the Company, are independent under NASDAQ Marketplace Rule 4200(a)(15). Under applicable SEC rules and regulations, we are permitted to use this definition of independence even though our securities are not listed on NASDAQ or a national securities exchange.

Election of Nominees for Class II Directors

Two Class II directors are to be elected at the 2009 Annual Meeting, to serve until the 2012 Annual Meeting of Stockholders and until the election and qualification of their respective successors in office.  Jerald L. Fenstermaker and David A. Ledesma currently serve as Class II directors, and the Board of Directors has nominated both of them to serve another term. Both nominees have been recommended by the Nominating Committee.  Mr. Fenstermaker and Mr. Ledesma have each consented to stand for election at this meeting.  The Company has no reason to believe that either nominee will be unavailable for election; however, should a nominee become unavailable for any reason, the Board of Directors may designate a substitute nominee.  The Proxy agents intend (unless authority has been withheld) to vote FOR the election of the Company’s nominees.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSAL 1, ELECTION OF JERALD L. FENSTERMAKER AND DAVID A. LEDESMA AS DIRECTORS

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the name, age and position of each person who serves as an executive officer of the Company.

Name	Age	Position

Jerald L. Fenstermaker	66	Director, President and Chief Executive Officer
J. Kevin Maxwell	47	Chief Financial Officer and Treasurer
Thomas M. Holgate	42	Senior Vice President and Secretary

For the biography of Mr. Fenstermaker, please see above.

J.Kevin Maxwell Mr. Maxwell was named the Company’s Chief Financial Officer and Treasurer in March 2008.  Previously he served as the Company’s Controller from 2003 to 2008.  Prior to joining Freedom Financial Group, he served 11 years in various capacities including Controller, and Vice-President and Chief Financial Officer for Hamra Enterprises, a restaurant, hotel, and real estate management company located in Springfield, Missouri.  From 1989 to 1992 he was employed by BKD, LLP (then known as Baird, Kurtz, and Dobson), one of the largest CPA and advisory firms in the United States, where he held the position of Senior Accountant. Mr. Maxwell is a Certified Public Accountant and a graduate of Missouri State University.

Thomas M. Holgate Mr. Holgate was named Senior Vice President of Operations for Freedom Financial Group in December 2007.  He is an eighteen year veteran of the consumer financial services industry.  He holds a BA degree in Finance from Augustana College and an MBA from the University of Iowa.  His career began with American General Financial Group, where he held Branch Manager and District Manager positions from 1991 to 1999.  From 1999 to 2002 he co-created and managed a centralized collections operation for Wells Fargo Financial in Urbandale, Iowa.  In 2002 he was appointed Vice President of Operational Risk for Wells Fargo Financial subsidiaries in the United States, Canada, Puerto Rico & Central America, a position he held until 2006 when he was named Vice President, Collections Operations for Wells Fargo Auto Finance, where he oversaw large scale centralized collections operations in multiple locations.

Family Relationships.

There are no family relationships among any of the directors or executive officers of the Company, or persons nominated or chosen to become such.

Transactions with Related Persons.

During the years ended December 31, 2008 and 2007, there were no reportable transactions or proposed transactions between the Company and any director, executive officer, nominee for director, beneficial owner of more than 5% of any class of the Company’s voting securities, or any immediate family member of the foregoing other than the real estate transaction with Mr. Holgate as described below under the heading Employment Agreements.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s directors, executive officers, and persons who beneficially own more than 10% of any class of the Company's outstanding equity securities file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of equity securities.  Such persons are required by the Commission to furnish the Company with copies of all such reports they file.  We believe, based on a review of the copies of such reports furnished to the Company, that all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied as of December 31, 2008.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2008, the Company’s Board of Directors formally met on seven occasions.  The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee, and the Nominating Committee.  Each director attended (or participated by telephone) all meetings of the Board and meetings of committees on which he served during the periods that he served.

Audit Committee

The Audit Committee is comprised of Messrs. Schweigert, Compton, Chancellor and Gore.  Mr. Gore serves as the Audit Committee Chairman.  The Committee has adopted a charter, a copy of which is attached to this Proxy Statement as Exhibit A. The Audit Committee charter has not been posted to the Company’s website. The Committee is responsible for the appointment, compensation and oversight of the work of our independent auditors, approving the services performed by our independent auditors, reviewing financial information prior to public disclosure and reviewing and evaluating our accounting principles and system of internal accounting controls. The Committee also meets with the independent auditors, without management present, to discuss the results of the consolidated financial statement audits and reviews, the independent auditors’ evaluation of our system of internal accounting controls and the overall quality of the Company’s financial reporting.  The Audit Committee met four times during 2008.

The Board of Directors has determined that Mr. Gore is the designated “audit committee financial expert” (as defined in Item 407(d) of Regulation S-K) because of his status as a CPA and the credentials described in his biography above.  Each member of the Audit Committee has been determined to meet the standards for “director independence” as that term is used in the NASDAQ Marketplace Rules, the audit committee independence standards in the NASDAQ corporate governance rules, and the independence standards set forth in Rule 10A-3 promulgated under the Securities Exchange Act of 1934.

Attached hereto as Exhibit B is a copy of the Audit Committee Report for the fiscal year ending December 31, 2008.

Compensation Committee

Messrs. Chancellor, Compton, Gore and Schweigert are the current members of the Compensation Committee.  Mr. Chancellor serves as the committee chairman. The compensation committee oversees the Company’s overall compensation plan and approves the compensation, including base salary and bonuses, of all executive officers.  The Compensation Committee met two times during 2008.

The Compensation Committee reviews the compensation programs of our executive officers and directors, and recommends certain compensation arrangements for these officers and directors to the Board of Directors for its consideration and approval. The Committee’s mission is to assure that our compensation policies and practices are consistent with our corporate values and compensation philosophy and support the successful recruitment, development, motivation and retention of executives who are focused on achieving our business objectives and optimizing the long-term financial returns to our stockholders.

The Chief Executive Officer confers with the Compensation Committee in determining the compensation for all executive officers other than himself.

In June 2007, the Board adopted a written Charter of the Compensation Committee.  A copy of the Charter of the Compensation Committee is attached hereto as Exhibit C. The Charter of the Compensation Committee has not been posted to the Company’s website. As required by the Charter of the Compensation Committee, the Board of Directors has determined that each member of the Compensation Committee meets the standards for “director independence” as that term is used in the NASDAQ Marketplace Rules.

Nominating Committee

Throughout 2008 Messrs. Chancellor, Compton, Gore and Schweigert served as members of the Nominating Committee of the Board of Directors, with Mr. Compton serving as the committee chairman.  Each member of the Nominating Committee meets the standards for “director independence” as that term is defined in the NASDAQ Marketplace Rules.  The Nominating Committee met one time during 2008.

The Nominating Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors.  Potential directors are identified through personal acquaintances, referrals, and outside recommendations. Final approval of director nominees is determined by the full Board, based on the recommendation of the Nominating Committee.  The Nominating Committee, while not operating under a formal written charter, has the following responsibilities:

•	Recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

•
Recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company’s charter and Bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, absence of conflicts of interest, diversity, age, number of other directorships and commitments (including charitable organizations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of consumer automobile financing, retail used car sales, accounting and finance), as well as overall experience in the context of the needs of the Board as a whole;

•
Review nominations submitted by Stockholders, which have been addressed to the Corporate Secretary, and which comply with the requirements of the Company’s charter and bylaws.  Nominations from Stockholders are considered and evaluated using the same criteria as all other nominations;

•	Annually recommend to the Board committee assignments and committee chairs, and recommend committee members to fill vacancies on committees as necessary; and

•	Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

The minimum qualifications for a person to be recommended by the Nominating Committee to serve as a member of the Board of Directors are:

•	genuine interest in serving Freedom Financial Group, Inc. and its Stockholders;
•	willingness to commit sufficient time to adequately perform the required duties; and
•	possess a high degree of personal and professional integrity.

Pursuant to the Company’s Bylaws, nominations for directors by Stockholders must be made in writing and delivered to the Corporate Secretary of the Company no later than (1) with respect to an election to be held at an annual meeting of the Stockholders, 20 days in advance of such meeting, and (2) with respect to an election to be held at a special meeting of the Stockholders for the election of directors, the close of business on the 15th day following the date on which notice of such special meeting is first given to the Stockholders entitled to vote at it.  In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company’s Bylaws.

Director Compensation

Each director who is not an employee of the Company is eligible to receive a fee of $1,000 per quarterly Board of Directors meeting attended, as well as a $500 monthly retainer.  Additional compensation is paid to the Chairman and to Committee Chairs.  During the year ended December 31, 2008, Mr. Chancellor was paid $300 in fees for serving as Compensation Committee Chairman, Mr. Gore was paid $1,500 in fees for serving as Audit Committee Chairman, and Mr. Schweigert was paid $900 in fees for serving as the Chairman of the Board of Directors.  All directors are entitled to reimbursement of reasonable fees and expenses incurred in connection with attendance at Board and committee meetings.  In 2008 a one-time grant of 10,000 shares of common stock was paid to the Company’s non-employee directors. The following table presents all compensation paid to each of our directors during 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) a	All Other Compensation ($)		Total ($)
Robert T. Chancellor	11,300	900	-		12,200
Troy A. Compton	11,000	900	-		11,900
Stephen J. Gore	12,500	900	-		13,400
Vernon S. Schweigert	11,900	900	5,898	[b]	18,698

Notes:
a)	Value of stock granted pursuant to Director’s compensation arrangement based on the market value of the stock at the time of the grant.
b)	Reimbursement of travel expenses incurred in attending the Company’s Annual Meeting of Stockholders and meetings of the Board of Directors.

Stockholder Communications

Stockholders may communicate with the Board of Directors by writing to Freedom Financial Group, Inc., 3058 E. Elm Street, Springfield, MO 65802, Attn: Corporate Secretary.  Alternatively, Stockholders may communicate via email to corporatesecretary@ffgrp.net.  All communication received that is addressed to the Board of Directors shall be forwarded to the Chairman of the Board of Directors.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings.

While we encourage all members of our Board of Directors to attend our Annual Meetings of Stockholders, there is no formal policy as to their attendance at such meetings.  All Directors attended the 2008 Annual Meeting.

EXECUTIVE COMPENSATION

The following table presents the compensation of our Chief Executive Officer and our other named executive officers for the last two years.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($) a	Stock Awards ($) f		All Other Compensation ($)		Total ($)
Jerald L. Fenstermaker	2008	185,865	37,000	18,000	[b]	-		240,865
President and Chief Executive Officer	2007	185,000	-	-		-		185,000

Thomas M. Holgate	2008	130,865	26,000	9,000	[b]	62,991	[e]	228,856
Senior Vice President, Secretary	2007	2,500	-	12,150	[c]	-		14,650

J. Kevin Maxwell	2008	90,923	18,600	18,000	[d]	-		127,523
Chief Financial Officer, Treasurer	2007	80,077	-	-		-		80,077

Daniel F. Graham	2008	20,192	-	-		-		20,192
Executive Vice President and Chief Financial Officer	2007	150,000	-	-		-		150,000
(Resigned 1/31/2008)

        Notes:
a)	Performance based cash bonus paid in accordance with the Company’s Management Compensation Plan.
b)	The value of stock granted pursuant to the Company’s Management Compensation Plan.
c)	In association with his employment with the Company in December 2007, Mr. Holgate was granted shares of common stock.
d)
The amount reported includes the value of stock granted pursuant to the Company’s Management Compensation Plan and the value of stock granted in connection to Mr. Maxwell’s appointment as Chief Financial Officer in April 2008.

e)	Reimbursements related to Mr. Holgate’s relocation to Springfield, Missouri. See discussion on page 14 for more information regarding Mr. Holgate’s relocation.
f)	Value of stock based on the market value of the stock at the time of the grant.

Our executive compensation program has four primary elements: base salary, cash bonus incentives, long-term equity incentives, and retirement, health and welfare benefits.  We believe these components work in unison to provide a reasonable total compensation package for our executive officers.

Base Salary
The Compensation Committee provides cash compensation to meet competitive practices and help assure that the Company retains qualified executives.  Payment of compensation in the form of base salary also allows the Company to accurately budget for this element of compensation expense.  The Committee looks to target base salaries at a level the Committee believes to be necessary to remain competitive in the marketplace.  Base salaries are also set to reflect the specific needs of the Company, be comparable and consistent within the Company and reflect the requirements demanded of each respective position.

Individual salaries for executive officers are reviewed annually, and adjusted from time to time to take into account outstanding performance, promotions and current marketplace practices.  The Committee has also reviewed external market studies of the compensation practices of similarly situated companies to verify that the salaries paid to our executive officers are competitive and reasonable.

On December 1, 2008, Mr. Fenstermaker’s annual base salary was increased from $185,000 to $200,000, and Mr. Holgate’s annual base salary was increased from $130,000 to $145,000. On March 1, 2009, Mr. Maxwell’s annual base salary was increased from $93,000 to $108,000.

Cash Bonus Incentives
The Company entered into that certain Management Compensation Plan, filed as Exhibit 2 to the Company’s Form 8-K filed with the SEC on April 25, 2008, with Mr. Fenstermaker, Mr. Holgate and Mr. Maxwell pursuant to which each of them has the potential to receive a cash bonus and a stock bonus if the Company achieves specified performance goals.  Awards earned under the Management Compensation Plan are contingent upon employment with the Company through the date on which the incentive payment is made.

During 2008, the Company achieved the specified performance goals, and thus, Messrs. Fenstermaker, Holgate and Maxwell were paid cash bonuses of $37,000, $26,000 and $18,600 respectively. None of the Company’s executive officers received a cash bonus in 2007.

Long-Term Incentives
 Long-term equity incentives are designed to focus attention on the Company’s long-range objectives and future returns to our stockholders, and are presently delivered to our executive officers through the granting of restricted stock.  We believe that awards of restricted stock serve as an effective long-term incentive for executive officers that encourage them to remain with the Company and to excel in their performance, and more closely align each executive’s compensation with the long-term financial returns to our stockholders.

Grants of restricted shares of common stock to the Company’s executive officers are described below under the heading Stock Grants to Management.

Retirement, Health and Welfare Benefits
The Company offers a variety of health and welfare benefit programs to all eligible employees.  Our executive officers generally are eligible to participate in these programs on the same basis available to all eligible employees.  Our health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle.  Our health and welfare programs include company-paid group health and basic life insurance and employee-paid group dental insurance.

On July 1, 2008 the Company adopted a SIMPLE IRA plan for its employees, including its executive officers. Under this plan, the Company matches employee contributions up to 3% of income.

Stock Grants to Management

2007

On August 16, 2007, the Company entered into a Management Stockholders Agreement with Jerald L. Fenstermaker, filed with the SEC on August 17, 2007 as Exhibit 10.1 to Form 8-K (the “Fenstermaker Agreement”).  Pursuant to the Fenstermaker Agreement, Mr. Fenstermaker agreed, among other things, to forfeit 50% of the restricted shares he was granted in 2006 on January 9, 2009, if the Company had not entered a binding agreement with one or more investors or lenders for a loan, loans, equity acquisition, equity investment or any similar kind of investment in the Company which total in the aggregate $10,000,000 or more.  This agreement superseded, rescinded and terminated all prior agreements the Company had with him regarding his shares of Company common stock.  This agreement retroactively imposed certain conditions and restrictions on the shares granted to Mr. Fenstermaker in 2003 and 2006, but most of these conditions and restrictions were satisfied when the Company’s $15.0 million line of credit financing transaction was finalized on January 31, 2008. For further discussion regarding the financing transaction, see Note 4 to the financial statements contained in the Company’s annual report on Form 10-K filed with the SEC on March 11, 2009, and incorporated herein by reference.  The Company determined that in accordance with Financial Accounting Standards Board Statement No. 123(R), “Share Based Payment” (“FASB Statement No. 123(R)”), no incremental compensation cost resulted from entering into the Fenstermaker Agreement, and therefore the Company did not recognize any compensation expense for this event in 2008.

In connection with his appointment as the Company’s Senior Vice President, on December 17, 2007, the Company granted to Thomas Holgate 135,000 shares of restricted common stock and entered into a Management Stockholder Agreement with Mr. Holgate, filed with the SEC on December 20, 2007 as Exhibit 1 to Form 8-K (the “Holgate Agreement”).  The Holgate Agreement is substantially the same as the Fenstermaker Agreement, including the conditions and restrictions on his shares, and likewise most of the conditions and restrictions on Mr. Holgate’s shares were satisfied when the Company’s financing transaction was finalized on January 31, 2008.  The Company determined in accordance with FASB Statement No. 123(R) that the value of Mr. Holgate’s shares was $12,150 at the time they were granted, and therefore the Company recognized this amount as compensation expense for this event.

2008

In connection with the Company’s appointment of J. Kevin Maxwell as its Treasurer and Chief Financial Officer on April 21, 2008, the Company granted Mr. Maxwell 100,000 shares of its restricted common stock.  This grant was not made subject to any contractual conditions or restrictions.

On April 21, 2008, the Company also entered into the Management Compensation Plan with its executive officers, Jerald L. Fenstermaker, Thomas Holgate and J. Kevin Maxwell.  Under the Management Compensation Plan, each of Messrs. Fenstermaker, Holgate and Maxwell were granted 200,000, 100,000 and 100,000 shares of restricted common stock, respectively.  These shares of stock were fully vested when granted, subject to forfeiture as follows: (1) 50% of the shares are subject to forfeiture if the Company does not achieve the full year’s Operating Income for 2008 according to the Company’s board-approved 2008 operating budget; and (2) 50% of the shares granted are subject to forfeiture if the Company does not achieve the full year’s Operating Income for 2009 according to the board-approved 2009 operating budget. The performance goal for 2008 was achieved. As discussed above under Cash Bonus Incentives, the plan also provides for performance-based cash compensation incentives.

Furthermore, in connection with a new compensation arrangement between the Company and each of its independent directors (i.e. all directors other than Jerald L. Fenstermaker), the Company granted 10,000 shares of restricted common stock to each of its four independent directors.  Each director’s shares are subject to forfeiture if the director does not continue his service as a Company director through March 31, 2009.

The Company determined in accordance with FASB Statement No. 123(R) that the value of all the shares granted to executive officers and directors on April 21, 2008, was $48,600 at the time they were granted, and therefore the Company recognized this amount as compensation expense for these events.

Employment Agreements
Mr. Fenstermaker is employed as the Company’s President under the terms of an employment agreement effective from December 1, 2008 through November 30, 2011, filed with the SEC on December 18, 2008, as Exhibit 10.1 to Form 8-K. The employment agreement calls for Mr. Fenstermaker to be paid an annual base salary of $200,000, normal and customary fringe benefits, including without limitation, hospitalization, medical, life and other insurance benefits, sick pay and short-term disability, and paid time off, and severance benefits in the event of termination without cause.  If Mr. Fenstermaker’s employment is terminated for other than cause, or as a result of his death or disability, he is entitled to receive the sum of $5,000 per month for each month that remains under the term of his employment agreement, and the continuation of all of his fringe benefits, except vacation pay, for the remaining term of the agreement.  The agreement may be terminated with 30 days’ written notice if terminated by the Company, or 90 days’ written notice if terminated by Mr. Fenstermaker.

Mr. Holgate is employed as the Company’s Vice President under the terms of an employment agreement effective from December 1, 2008 through November 30, 2011, filed with the SEC on December 18, 2008, as Exhibit 10.2 to Form 8-K. The employment agreement calls for Mr. Holgate to be paid an annual base salary of $145,000, normal and customary fringe benefits, including without limitation, hospitalization, medical, life and other insurance benefits, sick pay and short-term disability, and paid time off, and severance benefits in the event of termination without cause.  If Mr. Holgate’s employment is terminated for other than cause, or as a result of his death or disability, he is entitled to receive salary, declared bonuses and benefits (including paid time off) accrued and payable up to the date of termination, and reimbursement for reasonable and necessary expenses incurred in connection with the discharge of Mr. Holgate’s employment accrued and payable under through the date of termination.  The agreement may be terminated with 30 days’ written notice if terminated by the Company, or 90 days’ written notice if terminated by Mr. Holgate.

On December 8, 2008, in connection with Mr. Holgate’s employment agreement, the Company purchased real estate located in Springfield, Missouri, from Mr. Holgate and his spouse for the sum of approximately $345,000, of which approximately $330,000 was paid in cash and the remainder by a $15,000 note payable to Mr. Holgate and his spouse.  The noninterest bearing note is payable in full on December 30, 2009, provided that Mr. Holgate’s employment is continuous through that date.  Mr. Holgate’s employment agreement stipulates that once the Company sells the real estate, 90% of the net proceeds realized from the sale that exceed $345,000, will be paid to Mr. Holgate as additional compensation, if his employment is continuous through November 30, 2011.  The Company reimburses Mr. Holgate for his commuting expenses to Springfield, Missouri, and he is allowed to reside at the real estate in exchange for maintaining the property, until such time it sells.

None of the Company’s other executive officers are subject to employment agreements.

PROPOSAL TWO
RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Board of Directors, upon the recommendation of the Audit Committee, has appointed Weaver and Martin, LLC as the Company’s independent public accountants for the fiscal year ending December 31, 2009.  Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of Weaver and Martin, LLC be submitted to Stockholders for ratification due to the significance of their appointment to the Company. The ratification of the independent public accountants is advisory only.  If the stockholders do not ratify the appointment, the Audit Committee will take the matter under advisement. A representative of Weaver and Martin, LLC is expected to be present at the Annual Meeting.  Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from Stockholders.

A discussion of the Company’s change in accountants in 2007 is discussed in Item 9 of the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2009, and incorporated herein by this reference.

Audit Fees
The aggregate audit fees billed during the years ended December 31, 2008 by Weaver and Martin, LLC, and 2007 by BKD, LLP, for professional services rendered were $68,000 and $60,705, respectively.  These services were rendered in connection with the audits of our December 31, 2007 and 2006 consolidated financial statements, respectively.

Audit-Related Fees
We were not billed for any audit-related services during the years ended December 31, 2008 and 2007.

Tax Fees
Fees billed in 2008 by Weaver and Martin, LLC, and in 2007 by BKD, LLP for professional services rendered in connection with tax compliance, tax advice and tax planning were $7,500 and $8,500 during the years ended December 31, 2008 and 2007, respectively.

All Other Fees
We did not pay for any other professional accounting fees during the years ended December 31, 2008 and 2007.
Audit Committee
The Audit Committee of our Board of Directors approves all audit, tax and other consulting services to be rendered by outside accountants prior to the work being performed, and evaluates the impact that the provision of such services has on the independence of our auditors. All such services are rendered pursuant to a written engagement agreement, which is reviewed and approved by the Audit Committee. The Audit Committee approved 100% of the audit fees, audit-related fees and tax fees discussed above incurred by the Company in 2008.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL TWO, RATIFICATION OF THE APPOINTMENT OF WEAVER AND MARTIN, LLC AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

NEXT ANNUAL MEETING - STOCKHOLDER PROPOSALS

It is presently contemplated that the 2010 annual meeting of Stockholders will be held on or about April 30, 2010.  Stockholders intending to present a proposal at the 2010 annual meeting and have it included in our proxy statement for that meeting must submit the proposal in writing at our offices at 3058 East Elm Street, Springfield, Missouri  65802, Attention: Corporate Secretary, on or before February 25, 2010.  However, if the date of the 2010 Annual Meeting is changed by more than thirty (30) days from the date currently proposed for the Annual Meeting, then the above deadline may change to a reasonable time before the Company begins to print and mail its Proxy materials.  Applicable SEC rules and regulations govern the submission of Stockholder proposals and our consideration of them for inclusion in next year’s proxy statement.

Stockholders intending to present a proposal at the 2010 annual meeting (but not to include the proposal in our proxy statement), must comply with the requirements set forth in our Bylaws.  Our Bylaws require, among other things, that our corporate Secretary receive written notice from the record holder of intent to present such proposal no less than 60 days and no more than 90 days prior to the meeting as originally scheduled.  Therefore, we must receive notice of such proposal no later than March 18, 2010.  However, in the event that less than 70 days’ prior notice or public disclosure of the date of the meeting is given or made to Stockholders, then notice by the Stockholder, to be timely, must be received at our offices not later than the close of business on the 15th day following the date on which the notice of the date of meeting was mailed or such public disclosure was made.  The notice must contain the information required by our Bylaws.  Stockholders intending to nominate a candidate for election as director at the 2010 annual meeting must provide written notice thereof to the Secretary of the Company at least 20 days in advance of the meeting.  If the Stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such Stockholder proposal or nomination.  In addition our Chairman of the Board of Directors or any other person presiding at the meeting may exclude any matter that is not properly presented in accordance with these requirements.

ANNUAL REPORT

The Company’s 2008 Annual Report, including audited consolidated financial statements for the fiscal year ended December 31, 2008 (“Fiscal 2008”), is being mailed to Stockholders concurrently with this Proxy Statement.
INCORPORATION BY REFERENCE

The Company incorporates herein by reference to the following items from the Company’s Form 10-K for 2008, filed with the SEC on March 11, 2009:

1.	Consolidated Financial Statements for December 31, 2008 and 2007, and accompanying Notes.
2.	Risk Factors, disclosed in Item 1A;
3.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 6).
4.	Changes In and Disagreements with Accountants on Accounting and Financial Disclosure (Item 9).

By Order of the Board of Directors:

/s/ Vernon S. Schweigert
Vernon S. Schweigert
Chairman of the Board of Directors

March 27, 2009

Exhibit A

FREEDOM FINANCIAL GROUP, INC.
AUDIT COMMITTEE CHARTER

Note:  This charter was prepared under the assumption that the Company has an internal audit department.  As of the effective date of this Charter, June 1, 2004, the Company does not have an internal audit department.  All aspects of this Charter are in force with the exception of those referencing the internal audit function.

PURPOSE

The Audit Committee is charged with the responsibility of assisting the Board of Directors in fulfilling its fiduciary responsibilities to provide oversight with respect to:

1.	the integrity of the Company’s financial statements and other financial information provided to Stockholders and others,
2.	the Company’s system of internal controls,
3.	the engagement and performance of the independent auditors,
4.	the performance of the internal audit function, if any, and
5.	compliance with laws, regulations and Company policies regarding ethical conduct.

MEMBERSHIP

The Committee shall consist of a minimum of three members of the Board of Directors.  Members are appointed by and serve at the discretion of the Board of Directors.  The Board of Directors shall appoint one member to serve as the Committee Chair.

All Committee Members shall be “independent” as that term is defined in the rules and regulations of the United States Securities and Exchange Commission (“SEC”) pertaining to audit committee members.  Additionally, each Committee Member shall meet the standards for “director independence” as that term is used in the NASDAQ Marketplace Rules.  All Committee Members shall be financially literate and at least one member shall satisfy the definition of, and be designated as, an “audit committee financial expert” as defined by the SEC.

MEETINGS

The Committee shall meet in person or telephonically as often as it determines is necessary to fulfill its responsibilities, but not less frequently than four times per year.  All Committee Members are expected to attend all meetings either in person, via telephone or videoconference.

The Committee Chair shall be responsible for calling the meetings of the Committee, establishing meeting agenda with input from management and supervising the conduct of the meeting.  A majority of appointed Committee Members will constitute a quorum for conducting business at a meeting of the Committee.  The Committee shall maintain written minutes of its meetings, which shall be filed with the minutes of the Board of Directors.  The Committee Chair shall provide the Board of Directors with a report of the Committee’s activities and proceedings as and when requested by the Board of Directors.

COMPENSATION

The Committee Chair shall be paid $500 for each Audit Committee meeting coordinated.  The Committee Members shall not receive compensation in connection with their service to the Committee.

AUTHORITY, RESPONSIBILITY AND RESOURCES

The Committee has the authority to conduct or authorize examinations into any matters within its scope of responsibility.  It has sole authority and responsibility to (1) appoint, compensate, retain and directly oversee the work of the Company’s external auditor (subject to Stockholder ratification), (2) resolve any disagreements between management and the auditors regarding financial reporting, and (3) pre-approve all audit services and non-audit services provided to the Company by its external auditor.  It also has authority to:
•	Retain outside advisors, including legal counsel, as it determines necessary or advisable to carry out its duties.
•	Seek any information it requires from employees (all of whom are directed to cooperate with the Committee’s requests) or external parties.
•	Meet with company officers, external auditors, or outside counsel as necessary.

The Company shall provide funding, as determined by the Committee, for payment of compensation to the independent auditors, as well as for any outside advisors employed by the Committee.

The Committee, to the extent it deems necessary or appropriate, will carry out the following specific responsibilities:

Financial Statements

1.
Review and discuss with management and the external auditor significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the company’s selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the company’s financial statements.

2.
Review with management and the external auditor the results of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

3.
Review and discuss with management and the external auditor the Company’s Form 10-K, including management’s discussion and analysis, the annual financial statements and the results of the external auditor’s audit of the annual financial statements, before filing the Form 10-K with the SEC.

4.
Review and discuss with management and the external auditor the Company’s Forms 10-Q, including management’s discussion and analysis, the interim financial statements and the results of the external auditor’s review of the interim financial statements, before filing the Company’s Forms 10-Q with the SEC.

5.
Review disclosures made to the SEC by the company’s CEO and CFO during their certification process for the Form 10-K and Forms 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the company’s internal controls.

6.
At least annually prior to the filing of the Company’s Form 10-K with the SEC (and more frequently if appropriate), review and discuss reports from the external auditor on (1) all critical accounting policies and practices to be used, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the external auditor and (3) other material written communications between the external auditor and management, such as any management letter or schedules of unadjusted differences.

7.
Review with management and the external auditor all matters required to be communicated to the Committee under generally accepted auditing standards, including matters required to be discussed by Statement on Auditing Standards No. 61 relating to conduct of the audit.

8.
Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies.  Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

9.	Understand how management prepares interim financial information, and the nature and extent of internal and external auditor involvement.

Internal Controls and Risk Management

1.	Consider the effectiveness of the Company’s internal control systems, including information technology security and control.
2.
Meet with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

3.
Understand the scope of internal audits and external auditor’s reviews of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

Internal Audit

1.
Review with management, the external auditor and the chief audit executive the plans, activities, staffing and organizational structure of the internal audit function, and any recommended changes thereto, as well as staff qualifications.  Determine through discussion that internal audit activities conform to the International Standards for the Professional Practice of Internal Auditing promulgated by the Institute of Internal Auditors.

2.	Review significant reports to management prepared by internal audit and management’s responses.
3.
Ensure there are no unjustified restrictions or limitations on the chief audit executive’s scope of activities or access to information, and review and concur in the appointment, replacement or dismissal of the chief audit executive.

4.	On a regular basis, meet separately with the chief audit executive to discuss any matters that the Committee or internal audit believes should be discussed privately.
5.	Ensure the chief audit executive reports functionally to the Committee.

External Audit

1.	Have the external auditor report directly to the Committee.
2.
Meet with the external auditor to discuss the external auditor’s proposed audit planning, scope, staffing and approach, including coordination of its efforts with internal audit.  Discuss the coordination of audit efforts to assure completeness of coverage, avoidance of redundant efforts and effective use of audit resources.

3.
Obtain and review a report from the external auditor regarding its quality control procedures, and material issues raised by the most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more of the independent audits carried out by the firm, and any steps taken to deal with any such issues and relationships between the external auditor and the Company.

4.
Evaluate, and present to the Board of Directors its conclusions (taking into account the opinions of management and the internal auditors) regarding, the qualifications, performance and independence of the external auditor, including considering whether the external auditor’s quality controls are adequate and permitted non-audit services are compatible with maintaining the auditor’s independence.

5.
Ensure the rotation of the audit partners as required by law and consider whether in order to assure continuing auditor independence it is appropriate to adopt a policy of rotating the external audit firm on a regular basis.

6.	Establish policies concerning the Company’s hiring of employees or former employees of the external auditor, as required by law and by applicable listing standards.
7.	On a regular basis, meet separately with the external auditor to discuss any matters that the Committee or external auditor believes should be discussed privately.

Compliance

1.
Review the effectiveness of the Company’s system for monitoring compliance with laws and regulations.  The results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance should also be reviewed.

2.	Obtain from the external auditor assurance that Section 10A(b) of the Exchange Act (detection of illegal acts) has not been implicated.
3.
Advise the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the company’s codes of conduct, including review of the process for communicating the codes of conduct to employees and for monitoring compliance.

4.	Review with management the policies and procedures with respect to executive officers’ expense accounts and perquisites, including their use of corporate assets.
5.
Establish procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

6.
Review and discuss with management and the external auditor any correspondence with, or the findings of any regulatory agency that raises significant issues regarding the company’s financial statements or accounting policies.

7.
Obtain regular updates from management and outside legal counsel regarding compliance and legal matters that may have a significant impact on the financial statements or the Company’s compliance policies, including disclosures of insider and affiliated party transactions.

Reporting Responsibilities

1.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company’s annual proxy statement.
2.	Regularly report to the Board of Directors about Committee activities, issues and related recommendations.
3.	Provide an open avenue of communication between internal audit, the external auditor and the Board of Directors.
4.	Review any other reports the company issues that relate to Committee responsibilities.

Other Responsibilities

1.	Perform other activities related to this charter as requested by the Board of Directors.
2.	Institute and oversee special investigations as needed.
3.	Review and assess the adequacy of the Committee charter, annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.
4.	Annually review the Committee’s own performance.

LIMITATION OF AUDIT COMMITTEE’S ROLE

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete, accurate and in accordance with generally accepted accounting principles and applicable rules and regulations.  Those duties and determinations are the responsibility of management and the independent auditors.

AUDIT COMMITTEE CHARTER
APPENDIX

Definition of audit committee financial expert:

A person who possesses the following attributes shall be an audit committee financial expert:

1.	an understanding of financial statements and generally accepted accounting principles;
2.	an ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves;
3.
experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

4.	an understanding of internal controls and procedures for financial reporting; and
5.	an understanding of audit committee functions.

A person can acquire such attributes through any one or more of the following means:

1.
education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

2.
experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

3.	other relevant experience.

Designation of a person as an audit committee financial expert does not impose any duties, obligations or liability on the person that are greater than those imposed on such a person as a member of the Audit Committee in the absence of such designation, nor does it affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

Exhibit B

AUDIT COMMITTEE REPORT

The Audit Committee Report included herein shall not be incorporated by reference into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, notwithstanding the incorporation by reference of this proxy statement into any such filings.

The Audit Committee of the Board of Directors of the Company has issued the following report with respect to the audited consolidated financial statements of the Company for the year ended December 31, 2008:

•	The Audit Committee has reviewed and discussed with the Company’s management the Company’s fiscal 2008 audited consolidated financial statements;
•
The Audit Committee has discussed with the Company’s independent registered public accounting firm (Weaver and Martin, LLC) the matters required to be discussed by Statement on Auditing Standards No. 61;

•
The Audit Committee has received the written disclosures and letter from the independent registered public accounting firm required by Independence Standards Board No. 1 (which relates to the firms’ independence from the Company and its subsidiary) and has discussed with the independent registered public accounting firm their independence from the Company; and

•
Based on the review and discussions referred to in the items above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

Submitted by the Audit Committee of the Board of Directors of the Company:

Stephen J. Gore, Chairman
Robert T. Chancellor
Troy A. Compton
Vernon S. Schweigert

B-1

Exhibit C

FREEDOM FINANCIAL GROUP, INC.
CHARTER OF THE COMPENSATION COMMITTEE

The Compensation Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Freedom Financial Group, Inc.

Membership

The Committee shall consist of three or more directors all of whom in the judgment of the Board shall meet the standards for “director independence” as that term is used in the NASDAQ Marketplace Rules.  In addition, a person may serve on the Committee only if the Board determines that he or she is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and satisfies the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

Purpose

The purposes of the Committee are to (i) discharge the responsibilities of the Board relating to compensation of the Company’s Chief Executive Officer (“CEO”) and other executive officers, and (ii) to review and discuss with the Company’s executive officers the Compensation Discussion and Analysis required by Securities and Exchange Commission Regulation S-K, Item 402, and determine whether to recommend to the Board that the Compensation Discussion and Analysis be included in the Company’s annual report or proxy statement for the annual meeting of Stockholders.  The Committee shall provide the required Compensation Committee Report for the Company’s annual report or proxy statement for the annual meeting of Stockholders.
Duties and Responsibilities

The Committee is directly responsible for establishing annual and long-term performance goals and objectives for the Company’s executive officers.  This responsibility includes:

(i)	evaluating the performance of the CEO and other executive officers in light of the agreed upon performance goals and objectives;

(ii)	setting the compensation of the CEO and other executive officers based upon the evaluation of the performance of the CEO and the other executive officers, respectively;

(iii)	making recommendations to the Board with respect to new cash-based incentive compensation programs and equity-based compensation plans;

(iv)	reviewing and establishing appropriate stock ownership guidelines for executive officers and monitoring compliance therewith;

(v)	establishing appropriate compensation for members of the Board of Directors and its committees

(vi)	preparing an annual performance self-evaluation of the Committee

In determining the long-term incentive component of the compensation of the Company’s CEO and other executive officers, the Committee may consider: (i) the Company’s performance and relative Stockholder return; and (ii) the value of similar incentive awards to chief executive officers and other executive officers at comparable companies.

The Committee has the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

The Committee may, in its sole discretion, employ a compensation consultant to assist in the evaluation of the compensation of the Company’s CEO or other executive officers.  The Committee shall have the sole authority to approve the fees and other retention terms with respect to such a compensation consultant.  The Committee also has the authority, as necessary and appropriate, to consult with other outside advisors to assist in its duties to the Company.

Meetings

The Committee shall meet no less than one time each year and at such other times as it deems necessary to fulfill its responsibilities.

FREEDOM FINANCIAL GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

Monday, May 18, 2009
9:00 a.m. (Local Time)

Freedom Financial Group, Inc.

proxy

This proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting of Stockholders to be held May 18, 2009.

The undersigned Stockholder of Freedom Financial Group, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 27, 2009, and hereby appoints Jerald L. Fenstermaker (CEO) and Thomas M. Holgate (Senior Vice President and Secretary), and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2009 Annual Meeting of Stockholders of Freedom Financial Group, Inc. to be held May 18, 2009 at 9:00 a.m. local time at the University Plaza Hotel located at 333 S. John Q. Hammons Parkway, Springfield, Missouri, 65806, and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: FOR ALL NOMINEES TO THE BOARD OF DIRECTORS; FOR THE RATIFICATION OF THE APPOINTMENT OF WEAVER AND MARTIN, LLC AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009; AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

XXXXXXXX

ADDRESS BLOCK

COMPANY #

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET – www.eproxy.com/ffgr
Use the Internet to vote your proxy until 12:00 p.m. (CT) on Sunday, May 17, 2009.

PHONE – 1-800-560-1965
Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on Sunday, May 17, 2009.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Voting Instruction Card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

Please detach here

The Board of Directors Recommends a Vote FOR each of the Following Proposals:

1. Election of directors: 01 David A. Ledesma
02 Jerald L. Fenstermaker

☐ Vote FOR all nominees (except as marked) ☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

☐ For ☐ Against ☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL PROPOSALS.

Address Change? Mark Box ☐ Indicate changes below:

I plan to attend the Annual Meeting: ☐

Date ______________________

Signature(s) in Box

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.